                                                                      Exhibit 10

                             JOINT FILING AGREEMENT

     This will confirm the agreement by and between the undersigned that Amendment No. 6 to the Statement on Schedule 13D (the "Statement") with respect to PacificNet Inc. filed on or about this date is being filed on behalf of the undersigned.

     Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, that each person on whose behalf the Statement is filed is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in one or more counterparts by each of the undersigned, and each of which, taken together, shall constitute one and the same instrument.


Dated: 6 October 2003

                                        FOR AND ON BEHALF OF B2B LTD.


                                        By:  /s/ Chan Ling, Eva
                                             -----------------------------------
                                        Name:  Chan Ling, Eva
                                        Title: Director

                                        FOR AND ON BEHALF OF CHINA STRATEGIC
                                        HOLDINGS LIMITED


                                        By:  /s/ Chan Ling, Eva
                                             -----------------------------------
                                        Name:    Chan Ling, Eva
                                        Title:   Executive Director

                                        FOR AND ON BEHALF OF CALISAN
                                        DEVELOPMENTS LIMITED


                                        By:  /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Director

                                        FOR AND ON BEHALF OF GREAT DECISION
                                        LIMITED


                                        By:  /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Director

                                        FOR AND ON BEHALF OF PAUL Y. - ITC
                                        INVESTMENTS GROUP LIMITED


                                        By:  /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Director

                                        FOR AND ON BEHALF OF PAUL Y. - ITC
                                        CONSTRUCTION HOLDINGS (B.V.I.) LIMITED


                                        By:  /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Director

                                        FOR AND ON BEHALF OF PAUL Y. - ITC
                                        CONSTRUCTION HOLDINGS LIMITED


                                        By:  /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Executive Director

                                        FOR AND ON BEHALF OF HOLLYFIELD GROUP
                                        LIMITED


                                        By:  /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Director

                                        FOR AND ON BEHALF OF WELL ORIENT LIMITED


                                        By:  /s/ Lui Siu Tsuen, Richard
                                             -----------------------------------
                                        Name:    Lui Siu Tsuen, Richard
                                        Title:   Director

                                        FOR AND ON BEHALF OF POWERVOTE
                                        TECHNOLOGY LIMITED


                                        By:  /s/ Lui Siu Tsuen, Richard
                                             -----------------------------------
                                        Name:    Lui Siu Tsuen, Richard
                                        Title:   Director

                                        FOR AND ON BEHALF OF HANNY MAGNETICS
                                        (B.V.I.) LIMITED


                                        By:  /s/ Lui Siu Tsuen, Richard
                                             -----------------------------------
                                        Name:    Lui Siu Tsuen, Richard
                                        Title:   Director

                                        FOR AND ON BEHALF OF HANNY
                                        HOLDINGS LIMITED


                                        By:  /s/ Allan Yap
                                             -----------------------------------
                                        Name:    Allan Yap
                                        Title:   Managing Director

                                        FOR AND ON BEHALF OF FAMEX
                                        INVESTMENT LIMITED


                                        By:   /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Director

                                        FOR AND ON BEHALF OF MANKAR ASSETS
                                        LIMITED


                                        By:   /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Director

                                        FOR AND ON BEHALF OF ITC INVESTMENT
                                        HOLDINGS LIMITED


                                        By:   /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Director

                                        FOR AND ON BEHALF OF ITC CORPORATION
                                        LIMITED


                                        By:   /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                        Name:    Chau Mei Wah, Rosanna
                                        Title:   Managing Director

                                        FOR AND ON BEHALF OF GALAXYWAY
                                        INVESTMENTS LIMITED


                                        By:   /s/ Chan Kwok Keung, Charles
                                             -----------------------------------
                                        Name:    Chan Kwok Keung, Charles
                                        Title:   Director

                                        FOR AND ON BEHALF OF CHINAVIEW
                                        INTERNATIONAL LIMITED


                                        By:   /s/ Chan Kwok Keung, Charles
                                             -----------------------------------
                                        Name:  Chan Kwok Keung, Charles
                                        Title: Director

                                        /s/ Chan Kwok Keung, Charles
                                        -----------------------------------
                                        Name: Dr. Chan Kwok Keung, Charles